================================================================================
                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN A PROXY STATEMENT

                            SCHEDULE 14A INFORMATION


           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO. ___)

Filed by the Registrant:                    [X]
Filed by a Party other than the Registrant: [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, for Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Under Rule 14a-12


                             CRAGAR INDUSTRIES, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

   (1) Title of each class of securities to which transaction applies:_________

   (2) Aggregate number of securities to which transaction applies:____________

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):____________________________________________________________

   (4) Proposed maximum aggregate value of transaction:________________________

   (5) Total fee paid:_________________________________________________________

 [ ]   Fee paid previously with preliminary materials.

 [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the Form or Schedule and the date of its filing.

       (1)  Amount Previously Paid: ___________________________________________

       (2)  Form, Schedule or Registration Statement No.: _____________________

       (3)  Filing Party: _____________________________________________________

       (4)  Date Filed: _______________________________________________________
================================================================================

                             CRAGAR INDUSTRIES, INC.
                             4620 East Arcadia Lane
                             Phoenix, Arizona 85018



                          NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 2002
To our Shareholders:

           The 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Cragar Industries, Inc. (the "Company") will be held at 11:30 a.m., Eastern Standard Time, on Monday, May 13, 2002, at the Embassy Suites Hotel, 3775 Park East Drive, Beachwood, Ohio 44122 for the following purposes:

     >> To elect five directors to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

     >> To consider and vote upon a proposal to amend the 1996 Cragar Non-Employee Directors' Stock Option Plan; and

     >> To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

           Each outstanding share of the Company's Common Stock entitles the holder of record at the close of business on April 10, 2002 to vote at the Annual Meeting or any adjournment thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. So far as management is aware, the matters described in this Proxy Statement will be the only ones to be acted upon at the meeting. If any other matters properly come before the meeting or any adjournment thereof, the proxy committee named in the enclosed proxy will vote on those matters in accordance with its judgment. A copy of the Company's 2001 Annual Report to Shareholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.

                                             By Order of the Board of Directors

                                             /s/ Michael L. Hartzmark
                                             ----------------------------------
                                             Michael L. Hartzmark
                                             Chief Executive Officer
Phoenix, Arizona
April 13, 2002

                                   IMPORTANT

    SHAREHOLDERS ARE EARNESTLY REQUESTED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY. A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                             CRAGAR INDUSTRIES, INC.
                             4620 East Arcadia Lane
                                Phoenix, AZ 85018

                           NOTICE AND PROXY STATEMENT
                       FOR ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON MAY 13, 2002

To our Shareholders:

            The 2002 Annual Meeting of Shareholders (the "Annual Meeting") of Cragar Industries, Inc. (the "Company") will be held at 11:30 a.m., Eastern Standard Time, on Monday, May 13, 2002, at the Embassy Suites Hotel, 3775 Park East Drive, Beachwood, Ohio 44122, for the following purposes:

     (i) To elect five directors to the Board of Directors to serve until the next Annual Meeting of Shareholders or until their successors have been elected and qualified;

     (ii) To consider and vote upon a proposal to amend the 1996 Cragar Non-Employee Directors' Stock Option Plan; and

     (iii) To transact such other business as may properly come before the Annual Meeting or any adjournment thereof

            Each outstanding share of the Company's common stock entitles the holder of record at the close of business on April 10, 2002 to vote at the Annual Meeting or any adjournment thereof. Shares can be voted at the Annual Meeting only if the holder is present or represented by proxy. So far as management is aware, the matters described in this Proxy Statement will be the only ones to be acted upon at the meeting. If any other matters properly come before the meeting or any adjournment thereof, the proxy committee named in the enclosed proxy will vote on those matters in accordance with its judgment. A copy of the Company's 2001 Annual Report to Shareholders, which includes certified financial statements, is enclosed. Management cordially invites you to attend the Annual Meeting.


                                             By Order of the Board of Directors,



            Phoenix, Arizona                 Michael L. Hartzmark, Ph.D.
            April 13, 2002                   Chief Executive Officer



                                    IMPORTANT

               SHAREHOLDERS ARE EARNESTLY REQUESTED TO SIGN, DATE
                          AND MAIL THE ENCLOSED PROXY.
      A POSTAGE-PAID ENVELOPE IS PROVIDED FOR MAILING IN THE UNITED STATES.

                             CRAGAR INDUSTRIES, INC.
                             4620 East Arcadia Lane
                                Phoenix, AZ 85018

                                 PROXY STATEMENT

            This Proxy Statement is furnished to the shareholders of Cragar Industries, Inc. (the "Company") in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders (the "Annual Meeting") to be held on May 13, 2002, or at any adjournment thereof. The Board of Directors of the Company solicits the enclosed proxy. The proxy materials were mailed on or about April 13, 2002 to shareholders of record at the close of business on April 10, 2002.

            A person giving the enclosed proxy has the power to revoke it at any time before it is exercised by either: (i) attending the Annual Meeting and voting in person; (ii) duly executing and delivering a proxy bearing a later date; or (iii) sending written notice of revocation to the Secretary of the Company at 4620 East Arcadia Lane, Phoenix, Arizona 85018.

            The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of the outstanding common stock of the Company ("Common Stock"). In addition to the use of the mails, proxies may be solicited by personal interview, telephone or telegraph.

VOTING SECURITIES AND VOTING RIGHTS

            Only holders of record of Common Stock at the close of business on April 10, 2002 will be entitled to vote at the Annual Meeting. At that date, there were 3,897,611 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on all matters on which shareholders may vote. There is no cumulative voting on any matters.

            The presence, in person or by proxy, of the holders of a majority of the total number of shares of Common Stock outstanding constitutes a quorum for the transaction of business at the Annual Meeting. Each shareholder voting at the Annual Meeting, either in person or by proxy, may cast one vote per share of Common Stock held on all matters to be voted on at the Annual Meeting. Assuming that a quorum is present, the affirmative vote of a majority of the shares of Common Stock of the Company present in person or represented by proxy at the Annual Meeting and entitled to vote is required (i) for the election of directors and (ii) for the approval of the amendment to the 1996 Cragar Non-Employee Directors' Stock Option Plan.

            Votes cast by proxy or in person at the Annual Meeting will be tabulated by the inspectors of election appointed for the meeting and will determine whether or not a quorum is present. The inspectors of election will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will not be considered as present and entitled to vote with respect to that matter.

VOTING OF PROXIES

            When a proxy is properly executed and returned, the shares it represents will be voted at the Annual Meeting as directed. If no specification is indicated, the shares will be voted (i) "for" the election of the nominees set forth in this Proxy Statement and (ii) for the approval of the amendment to the 1996 Cragar Non-Employee Directors' Stock Option Plan.

ANNUAL REPORT AND OTHER MATTERS

            The Company's 2001 Annual Report to Shareholders, which was mailed to shareholders with or preceding this Proxy Statement, contains financial and other information about the Company but is not incorporated into this Proxy Statement and is not to be considered a part of these proxy soliciting materials or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The information contained in the "Report of the Audit Committee" below shall not be deemed "filed" with the Securities and Exchange Commission or subject to Regulations 14A or 14C or to the liabilities of Section 18 of the Securities Exchange Act of 1934.

            THE COMPANY WILL PROVIDE UPON WRITTEN REQUEST, WITHOUT CHARGE TO EACH SHAREHOLDER OF RECORD AS OF THE RECORD DATE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2001 AS FILED WITH THE SEC. ANY EXHIBITS LISTED IN THE FORM 10-K REPORT ALSO WILL BE FURNISHED UPON REQUEST AT THE ACTUAL EXPENSE INCURRED BY THE COMPANY IN FURNISHING SUCH EXHIBIT. ANY SUCH REQUESTS SHOULD BE DIRECTED TO THE COMPANY'S SECRETARY AT THE COMPANY'S EXECUTIVE OFFICE SET FORTH IN THIS PROXY STATEMENT.

                              ELECTION OF DIRECTORS

            The Company's Board of Directors currently consists of five members. Directors hold office until the next annual meeting of the shareholders of the Company or until their successors have been elected and qualified. The present terms of Michael L. Hartzmark, Marc Dworkin, Mark Schwartz, Donald E. McIntyre, and Michael R. Miller, all of whom are incumbent directors, will expire at the Annual Meeting. Messrs. Hartzmark, Dworkin, Schwartz, McIntyre, and Miller have been nominated for re-election as directors of the Company and, unless otherwise instructed, the proxy holders will vote the proxies received by them for their re-election. The nominees receiving the highest number of votes cast at the Annual Meeting will be elected.

            If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee who is designated by the present Board of Directors to fill the vacancy. It is not expected that any nominee will be unable or will decline to serve as a director.

                  INFORMATION CONCERNING DIRECTORS AND OFFICERS

            Information concerning the names, ages, terms, positions with the Company and business experience of the Company's current directors and executive officers is set forth below.

                  Name                   Age     Position
                  ----                   ---     --------
      Michael Hartzmark, Ph.D.(3)        46      Treasurer, Chief Executive
                                                 Officer, and Director
      Marc Dworkin(1)(2)                 55      Director
      Mark Schwartz(1)(2)                51      Director
      Donald E. Mclntyre(1)(2)(3)        77      Director
      Michael R. Miller(3)               43      President, Secretary, Chief
                                                 Operating Officer, and Director
      Richard P. Franke                  45      Chief Financial Officer

      ------------------------
      (1) Member of Audit Committee
      (2) Member of Compensation Committee
      (3) Member of Executive Committee

            MICHAEL L. HARTZMARK joined the Company as a full-time employee in May 1993 and has served as its President and Chief Executive Officer since June 4, 1993, and as a director since January 1, 1993. He relinquished the Presidency of the Company in November 1999. Prior to joining the Company, Dr. Hartzmark was an economic consultant (as President of EconOhio Corporation) and a financial consultant (as President of MDA Financial, Inc.). EconOhio wrote business plans for and provided advice to a variety of companies. MDA provided financial consulting services to small and medium-size companies, as well as assistance to oil and gas and real estate limited partnerships. From 1987 to 1989, Dr. Hartzmark was a Senior Economist at Lexecon, Inc.; a Chicago-based economics and law-consulting firm. Dr. Hartzmark was the John M. Olin Visiting Scholar at the University of Chicago and an Assistant Professor at the University of Michigan. He has also worked for the Treasury Department and the Commodity Futures Trading Commission. Dr. Hartzmark earned his M.A. and Ph.D. degrees in economics at the University of Chicago. He holds a B.A. in economics from the University of Michigan

            MARC DWORKIN has served as a director of the Company since October 2000. Mr. Dworkin currently is managing director of Quartermaine Capital Limited, a management consulting and financial advisory entity, specializing in small and mid-size companies. Mr. Dworkin held the position of Vice President, Development at MemberHealth Inc., a prescription benefit management company. He was President of Chantal Pharmaceutical Corporation, a manufacturer of skin care cosmetic products. He was President and Director of Sid's Get It For Less, a discount drug retailer. Mr. Dworkin was also Executive Vice President, Marketing and Operations, and a Director of Revco D.S. Incorporated, as well as President of Carl's Drugs, a wholly owned subsidiary of Revco D.S. Incorporated. Mr. Dworkin earned his B.A. in marketing from Michigan State University.

            MARK SCHWARTZ has served as a director of the Company since January 1993. Mr. Schwartz is President and CEO of G & S Metal Products Co., Inc., the largest producer of metal bakeware for the consumer market in the United States. Additionally, G & S Metal Products imports and markets an extensive assortment of kitchenware accessories. G & S Metal Products sells its products under its own brands as well as private labels in the United States and abroad. Customers include major U.S. retailers in virtually every segment of the trade, including supermarkets, mass merchants, and television retailers. Its wholly owned subsidiary in Hamden, Connecticut operates its own metal coil coating line to manufacture non-stick bakeware. The Hamden subsidiary is also one of major U.S. manufacturers of aluminum fencing for residential and commercial markets. G & S Metal Products is headquartered in Cleveland, Ohio.

            DONALD E. MCINTYRE has served as a director of the Company since June 1996. Currently, Mr. McIntyre serves as Chief Executive Officer of American Family Foundation, an organization engaged in establishing private foundations for individual families. Prior to this, Mr. McIntyre served as Chairman of the Board, CEO and President of American Business Funding Corporation, a privately held company engaged in the business of factoring commercial accounts receivable. Until its sale in February 1997, he was also interim CEO at Capital Electric Group, Inc. From 1962 to 1981, Mr. McIntyre was Chairman of the Board, President, and CEO of Custom Products Corporation, a multi-plant manufacturing and distribution company. Mr. McIntyre has served as a director of Capital Electric Group, the Joray Corporation, and Watkins Shepard Inc., Prime Time Resort and many other companies. Mr. McIntyre holds a B.S. from Iowa State University and attended post-graduate courses at Michigan State University and Drake University School of Law.

            MICHAEL R. MILLER joined the Company as its Chief Operating Officer in November 1996 after serving as a consultant to the Company for three months. Mr. Miller was appointed President of the Company in November 1999. Currently, Mr. Miller also serves as Vice-President, Operations for Speedfam-IPEC, a company engaged in manufacturing polishing processing equipment for the semiconductor industry. Prior to this, Mr. Miller was Vice-President and General Manager for Medsource Technologies, Inc. a manufacturer of medical products and surgical instrumentation. He has over 17 years of experience with manufacturing companies working either as a senior executive or consultant. From 1992 to 1996, Mr. Miller was employed at Form Rite, a supplier of fluid handling systems to Ford, GM, Chrysler, Mercedes, Nissan, and TRW. He assisted with the sale of Form Rite to Siebe p1c., a large British firm. Prior to the sale, he had worldwide responsibility for sales and engineering efforts. Mr. Miller was Vice President of Operations for Mr. Gasket Company, Inc. and had operating responsibility for Cragar from 1988 to 1992. He joined Mr. Gasket from the consulting practice of Deloitte & Touche after completing a restructuring project at Cragar Industries. Mr. Miller has a B.S. in Business Administration from the University at Albany and a Master of Business Administration from Rochester Institute of Technology.

            RICHARD P. FRANKE became the Company's Chief Financial Officer on January 1, 1999 after serving as a consultant to the Company for the previous three months. Currently, Mr. Franke also serves as Co-Managing Member and Chief Financial officer of New Horizon Capital, LLC, a company providing receivable financing to small businesses. From 1994 to 1998, Mr. Franke was employed as Chief Operating Officer & Chief Financial Officer for Infinity2, Inc., an international network marketing company, Chief Operating Officer & Chief Financial Officer for Capital Electric Group, Inc., an electrical wholesale distributor, and as a consultant and Chief Financial Officer for Inter Pipe, Inc., a specialty truck manufacturer. Prior to 1994, Mr. Franke was the Chief Financial Officer at B&K Steel Fabrications, Inc., a regional steel fabricator located in the southwestern United States. Mr. Franke holds a B.S. in Accounting from Arizona State University and is licensed as a Certified Public Accountant in Arizona.

              MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

            During the year ended December 31, 2001, the Board of Directors of the Company met or acted by written consent on four occasions. Each of the Company's directors attended all of the meetings of the Board of Directors.

            Compensation Committee. The Compensation Committee of the Board of Directors, which met four times during 2001, reviews all aspects of compensation of officers of the Company and determines or makes recommendations on such matters to the full Board of Directors. The Compensation Committee consists of Messrs. Dworkin, Schwartz, and McIntyre.

            Audit Committee. The Audit Committee, which met four times during 2001, represents the Board of Directors in evaluating the quality of the Company's financial reporting process and internal financial controls through consultations with the independent auditors, internal management and the Board of Directors. The Audit Committee consists of Messrs. Dworkin, Schwartz, and McIntyre. In 2000, the Board of Directors has adopted a written charter for the Audit Committee that was included with the proxy statement for the calendar year 2000.

            Executive Committee. The Executive Committee, which met at various times during 2001, has all the powers and authority of the Board of Directors in the management of the business and affairs of the Company, except those powers that, by law, cannot be delegated by the Board of Directors. The Executive Committee consists of Messrs. Hartzmark, Miller, and McIntyre.

            Other Committees. The Company does not maintain a standing nominating committee or other committees performing similar functions. Nominations of persons to be directors are considered by the full Board of Directors.

                             EXECUTIVE COMPENSATION

            The following table sets forth for each of the three fiscal years ended December 31, 2001, the total compensation awarded to, earned by, or paid to the Company's Chief Executive Officer. No other executive officer of the Company earned an annual salary and bonus in excess of $100,000 in 2001.

                                                                                          Long Term
                                                                                        Compensation
                                                   Annual Compensation                      Awards
                                      ---------------------------------------------    ----------------
                                                                          Other           Securities
Name and                                                                  Annual          Underlying           All Other
Principal Position            Year      Salary         Bonus           Compensation    Stock Options(1)       Compensation
------------------            ----      ------         -----           ------------    ----------------       ------------
Michael L. Hartzmark          2001     $113,300          --                 --              30,000                 --
Chief Executive Officer       2000     $113,300          --                 --              13,332                 --
                              1999     $113,300          --                 --              30,000                 --

(1) The exercise price of all options granted were equal to or greater than the fair market value of the Company's common stock on the date of grant.

                        OPTION GRANTS IN LAST FISCAL YEAR


            The following table sets forth information on stock options granted to the Chief Executive Officer during the fiscal year ended December 31, 2001.

                                                                        Individual Grants
                                      -----------------------------------------------------------------------------
                                                               Percent of
                                          Number of           Total Options
                                          Securities            Granted to          Exercise or
                                      Underlying Options       Employees in         Base Price           Expiration
                     Name                 Granted(1)           Fiscal Year            ($/Sh)                Date
                     ----                 ----------           -----------            ------                ----
Michael L. Hartzmark
Chief Executive Officer                     30,000                 50%                 $1.26                2011

(1) The option grants to Mr. Hartzmark are [non-qualified] stock options exercisable [during the ten-year period from the date of grant,] with such options vesting ratably on each November 9 from 2002 through 2004.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUE

            The following table sets forth information concerning the value of the Chief Executive Officer's unexercised options at December 31, 2001. None of the Company's executive officers exercised any stock options in 2001.

                                                                    NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                                   UNDERLYING UNEXERCISED               IN-THE-MONEY
                                     SHARES                              OPTIONS AT                      OPTIONS AT
                                    ACQUIRED                        DECEMBER 31, 2001 (#)           DECEMBER 31, 2001 ($)
                                       ON         VALUE         ----------------------------    -----------------------------
          NAME                      EXERCISE     REALIZED       EXERCISABLE    UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
          ----                      --------     --------       -----------    -------------    -----------     -------------

Michael L. Hartzmark                   -            -              63,333          36,667            -                -
Chief Executive Officer
--------------------------

Options are considered "in-the-money" if the fair market value of the underlying securities exceeds the exercise price of the options.

EMPLOYMENT AGREEMENTS

            The Company has no employment agreements in place.

DIRECTOR COMPENSATION

            In lieu of monetary compensation, the Company grants all non-employee directors options to purchase 2,000 shares of the Company's Common Stock at an exercise price equal to the Company's closing Common Stock price on the day of grant for attendance at each of the Company's quarterly and annual meetings of directors. The Company also grants each non-employee director options to purchase 2,000 shares of the Company's Common Stock, at an exercise price equal to the Company's closing Common Stock price on the day of grant, upon his or her initial election and on subsequent re-election as a non-employee director. In addition, directors may be reimbursed for certain expenses in connection with attendance at board and committee meetings.

             Directors who are not employees of the Company receive nonqualified stock options pursuant to a formula grant provision of the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"). Pursuant to the

Directors' Plan, Messrs. Dworkin, McIntyre, Miller, and Schwartz were each granted options in March 2001 to purchase 2,000 shares for a period of 10 years at an exercise price of $2.125 per share. Pursuant to the Directors' Plan, Dworkin, McIntyre, Miller, and Schwartz were each granted options in May 2001 to purchase 4,000 shares for a period of 10 years at an exercise price of $2.25 per share. Pursuant to the Directors' Plan, Messrs. Dworkin, McIntyre, Miller, and Schwartz were each granted options in November 2000 to purchase 4,000 shares for a period of 10 years at an exercise price of $1.26 per share.

 CHANGE OF CONTROL PROVISIONS

            Each outstanding option granted under the Directors' Plan becomes immediately fully exercisable if (i) there occurs any transaction whereby the shareholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company, (ii) the shareholders of the Company approve a plan of merger, consolidation, reorganization, liquidation or dissolution in which the Company does not survive, or (iii) the shareholders of the Company approve a plan for the sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company.


COMPLIANCE WITH INTERNAL REVENUE CODE SECTION 162(M)

            Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation in excess of $1 million paid to the Chief Executive Officer or any of a company's four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. These conditions were met under our 2001 incentive compensation program.

                     PROPOSAL TO APPROVE AN AMENDMENT TO THE
                CRAGAR NON-EMPLOYEE DIRECTORS' STOCK OPTION PLAN

            On November 9, 2001, the Board of Directors unanimously approved, subject to approval of the Company's shareholders, an amendment to the 1996 Cragar Non-Employee Directors' Stock Option Plan, which was also amended on May 16, 1997 (the "Directors' Plan"). As discussed below, the proposed amendment would increase the shares of common stock authorized for issuance under the Directors' Plan from 70,000 to 300,000.

            The purpose of the Directors' Plan is to assist the Company in attracting and retaining competent outside directors, to provide motivation for superior performance, to strengthen the desire of such outside directors to remain with the Company, and to reduce the cash requirements of the Company by compensating directors in stock options in lieu of cash payments. In order that the Directors' Plan may continue to serve its intended purpose, the Board of Directors believes that the approval of the proposed amendment to the Directors' Plan is essential to further the long-term stability and financial success of the Company by attracting, motivating, and retaining qualified non-employee directors through the use of stock incentives.

SUMMARY DESCRIPTIONS OF DIRECTORS' PLAN

            The material features of the Directors" Plan, without giving effect to the proposed amendment, are described below.

            GENERAL. The Directors' Plan currently authorizes 70,000 shares of common stock for issuance or subject to issuance upon the exercise of outstanding grants under the Directors' Plan. Common shares issued pursuant to the Plan may either be treasury shares or newly issued shares. If there is a stock split, stock dividend, recapitalization, or other relevant change affecting the Company's common stock, appropriate adjustments would be made in the number of common shares that could be issued in the future and in the number of common shares and price under all outstanding grants made before the event.

            GRANTS UNDER THE DIRECTORS' PLAN. Options under the Directors' Plan are awarded pursuant to a formula: each non-employee director is granted an option to purchase 2,000 shares of common stock upon his or her initial election and on subsequent re-election as a non-employee director. In addition, in lieu of monetary compensation, the Company grants all non-employee directors options to purchase 2,000 shares of the Company's common stock for attendance at each of the Company's quarterly and annual meetings of directors. Each option granted pursuant to the Directors' Plan is exercisable to purchase one share of common stock at a price equal to the fair market value of the common stock on the date of grant. Each option becomes exercisable in full on the first anniversary of the option's grant, provided the grantee remains a non-employee director of the Company on such anniversary.

            SPECIAL EXERCISABILITY FEATURE OF OPTIONS. Each outstanding option shall become immediately fully exercisable if: (i) there occurs any transaction that has the result that the stockholders of the Company immediately before such transaction cease to own at least 51% of the voting stock of the Company, (ii) the stockholders of the Company approve a plan of merger, consolidation, reorganization, liquidation, or dissolution in which the Company does not survive, or (iii) the stockholders of the Company approve a plan for sale, lease, exchange, transfer, assignment or other disposition of all or substantially all the property and assets of the Company.

            TERMINATION OF OPTION PERIOD. The unexercised portion of any option automatically terminates on the earliest to occur of: (i) two years after the date on which the grantee ceases to be a director for any reason other than death; or (iii) after the expiration of 10 years from the date of grant of the option.

            AMENDMENT AND DISCONTINUATION OF THE PLAN. The Board may from time to time amend the Directors' Plan except that no such amendment may, without approval by the stockholders of the Company, (i) materially increase the benefits accruing to participants under the Directors' Plan, (ii) materially increase the number of securities which may be issued under the Directors' Plan, or (iii) materially modify the requirements as to the eligibility for participation in the Directors' Plan.

FEDERAL INCOME TAX ASPECTS. With respect to non-qualified stock options to be granted pursuant to the Directors' Plan: (i) no income is realized by the participant at the time the option is granted; (ii) generally upon exercise of the option the participant realizes ordinary income in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares on the date of exercise, and the Company will be entitled to a tax deduction of the same amount; and (iii) at disposition, any appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

SUMMARY DESCRIPTION OF THE DIRECTORS' PLAN AMENDMENT

            The following is a summary of the provisions which will be amended by approval of the proposed amendment to the Directors' Plan.

            GENERAL. The Directors' Plan will authorize 300,000 shares of common stock for issuance or subject to issuance upon the exercise of outstanding grants under the Directors' Plan.

CONCLUSION AND RECOMMENDATION

            The Board of Directors believes it is in the best interest of the Company and its shareholders to approve the proposed amendment to the Directors' Plan in order to attract and retain the highest quality of experienced persons as directors and to encourage greater stock ownership by directors to align the interests of the directors of the Company more closely with the interests of the Company's shareholders. In addition, the Board of Directors believes it is in the best interest of the Company and its shareholders to approve the proposed amendment to the Directors' Plan in order to minimize the cash requirements of the Company, as the directors have agreed for their director fees to accept option grants in lieu of cash payments. To be approved, the proposed amendment requires the affirmative vote of the holders of a majority of the common shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon. Abstentions from voting on this proposal (including broker non-votes) will have the effect of votes against this proposal. If not otherwise specified, properly executed proxies will be voted in favor of the proposal.

            The Board of Directors recommends that shareholders vote FOR approval of the amendment to the Cragar Non-Employee Directors' Stock Option Plan.

                          REPORT OF THE AUDIT COMMITTEE

            The Board of Directors has appointed an Audit Committee consisting of three directors. All of the members of the committee are "independent" of the Company and management, as that term is defined in the Nasdaq listing standards.

            The primary responsibility of the Committee is to assist the Company's Board of Directors (the "Board") in fulfilling its responsibility to oversee management's conduct of the Company's financial reporting process, including overseeing the financial reports and other financial information provided by the Company to governmental or regulatory bodies (such as the Securities and Exchange Commission), the public, and other users thereof; the Company's systems of internal accounting and financial controls; and the annual independent audit of the Company's financial statements.

            Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. The independent auditors are responsible for auditing the financial statements and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

            In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements with management and the independent auditors. The Committee discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61. This included a discussion of the auditors' judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Committee under generally accepted auditing standards. In addition, the Committee received from the independent auditors written disclosures and the letter required by Independence Standards Board Standard No. 1. The Committee also discussed with the independent auditors the auditors' independence from management and the Company, including the matters covered by the written disclosures and letter provided by the independent auditors.

            The Committee discussed the Company's overall scope and plans for their audits. The Committee met to discuss the results of the independent auditor's examinations, their evaluations of the Company, the internal controls, and the overall quality of the financial reporting. The committee held four separate formal meetings during the fiscal year ended December 31, 2001.

            Based on the reviews and discussions referred to above, the committee recommended to the Board of Directors, and the Board approved, that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2001 for filing with the Securities and Exchange Commission.

            The Board of Directors has adopted a written charter for the Audit Committee. A copy of that charter was included in the proxy for calendar year 2000 as "Appendix A".

            The Audit Committee to the Company's Board of Directors has furnished this report.

                        Marc Dworkin
                        Mark Schwartz
                        Donald E. McIntyre

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

            The following table sets forth, as of March 31, 2002, the number and percentage of outstanding shares of Common Stock beneficially owned by (i) each person known by the Company to beneficially own more than 5% of such stock, (ii) each of the Company's directors, (iii) the Chief Executive Officer and each of the other executive officers, and (iv) all directors and officers of the Company as a group. Except as otherwise indicated, the Company believes that each of the beneficial owners of the Common Stock listed below, based on information furnished by such owners, has sole investment and voting power with respect to such shares, subject to community property laws where applicable.

                                           Share Beneficially     Percent of
Name and Address of Beneficial Owner(l)          Owned(2)           Total(3)
------------------------------------             -----              -----

Michael L. Hartzmark, Ph.D.(4)(11)               147,133             3.73%
Michael R. Miller       (11)                      45,000             1.14%
Mark Schwartz(5)(11)                             308,128             7.55%
Marc Dworkin(6)(11)                               18,000             0.46%
Estate of Sidney Dworkin(7)(11)                  664,672            15.70%
Donald McIntyre(11)                               38,000             0.97%
Harry Schwartz(8)                                271,561             6.74%
Dolores Hartzmark(9)                             511,157            11.92%
Lee Hartzmark(10)                                 15,033             0.39%
Richard P. Franke(11)                             22,000             0.56%
All executive officers and directors
      as a group (six persons)(12)               578,261            12.39%


(1) Unless otherwise noted, the address of each of the listed shareholders is c/o Cragar Industries, Inc. 4620 East Arcadia Lane, Phoenix, Arizona 85018.
(2) A person is deemed to be the beneficial owner of securities that can be acquired within 60 days from the date set forth above through the exercise of any option or warrant.

(3) In calculating percentage ownership, all shares of Common Stock that the named shareholder has the right to acquire within 60 days upon exercise of any option or warrant are deemed to be outstanding for the purpose of computing the percentage of Common Stock owned by such shareholder, but are not deemed outstanding for the purpose of computing the percentage of Common Stock owned by any other shareholder. Shares and percentages beneficially owned are based upon 3,889,211 shares outstanding on March 31, 2002.
(4) Includes 60,000 shares purchasable upon exercise of options, and 31,960 shares owned by MDA Financial, Inc. of which Mr. Hartzmark is a beneficial owner.
(5) Includes 40,100 shares purchasable upon exercise of options, 2,250 shares purchasable upon the exercise of various warrants, and 140,030 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(6)         Includes 18,000 shares purchasable upon exercise of options.
(7) Includes 21,400 shares purchasable upon exercise of options, 10,533 shares owned by CN Partners of which the Estate is a one-fifth beneficial owner, 125,250 shares purchasable upon the exercise of various warrants, and 198,432 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in July 2000. Includes all securities owned by Doris Dworkin, the spouse of the decedent.
(8) Includes 10,533 shares owned by CN Partners of which Mr. Schwartz is a one-fifth beneficial owner, 2,250 shares purchasable upon exercise of various warrants, and 140,030 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(9) Includes 120,750 shares purchasable upon exercise of various warrants and 280,059 shares of Common Stock from the conversion of Series A Convertible Preferred Stock in January 2001.
(10) Includes 10,533 shares owned by CN Partners of which Mr. Hartzmark is a one-fifth beneficial owner and 4,500 shares purchasable upon the exercise of various warrants.
(11) Includes director and employee options currently owned that have vested or will vest as of May 31, 2002.
(12)        Includes Messrs. M. Dworkin, M. Schwartz, M. Hartzmark, D. McIntyre,
            M. Miller, and R. Franke. The amount does not include the Estate of Sidney Dworkin.

                     CERTAIN TRANSACTIONS AND RELATIONSHIPS

            On August 1, 2001, the Company granted warrants to purchase 42,000 shares of Common Stock at a price of $1.80, exercisable over five years to each of Doris Dworkin and Dolores Hartzmark, each of whom agreed to extend their loans of $600,000 to the Company. On March 1, 2001, the Company granted a warrant to purchase 7,000 shares of Common Stock at a price of $2.125, exercisable over five years to Mark Schwartz, who lent $105,000 to the Company. The exercise price of the warrants was equal to the market price of the Common Stock on the date of grant.

            The Company believes that all transactions it has entered into with affiliates are at arm's length and on terms equivalent or similar to terms under which the Company would conduct business with unaffiliated third parties.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

            Under the securities laws of the United States, the Company's directors, its executive officers, and any persons holding more than 10% of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the Securities and Exchange Commission. Specific due dates for these reports have been established and the Company is required to disclose any failure to file by these dates. Based upon a review of such reports furnished to the Company, or written representations that no reports were required, the Company believes that all of these filing requirements were satisfied during the year ended December 31, 2001.

                                RELATIONSHIP WITH
                             INDEPENDENT ACCOUNTANTS

            The Board of Directors of the Company, upon recommendation of the Audit Committee of the Board, appointed Semple & Cooper, LLP as its independent accountants to audit the Company's financial statements.

            A representative of Semple & Cooper, LLP will not be available during the Annual Meeting to respond to questions.

            Aggregate fees billed to the Company for the fiscal year ended December 31, 2001 by the Company's principal accounting firm, Semple & Cooper, LLP, and its affiliates are as follows:

        Audit Fees....................................................$28,000.00

        Financial Information Systems Design and Implementation Fees..$     0.00

        All Other Fees................................................$ 4,000.00

Amounts listed as "All Other Fees" relate primarily to tax preparation. The members of our audit committee believe that the non-audit services provided by Semple & Cooper, LLP, referenced above in "Financial Information Systems Design and Implementation Fees," and "All Other Fees," are compatible with maintaining the Company's principal accounting firm's independence.


                              SHAREHOLDER PROPOSALS

            The Company must receive proposals of shareholders of the Company, which are intended to be presented by such shareholders at the Company's 2002 Annual Meeting no later than December 14, 2002 in order that they may be considered for inclusion in the proxy statement and form of proxy relating to that meeting. Proposals should be addressed to the Secretary of the Company at 4620 East Arcadia Lane, Phoenix, Arizona 85018.

            Pursuant to Rule 14a-4 under the Securities Exchange Act of 1934, the Company intends to retain discretionary authority to vote proxies with respect to shareholder proposals for which the proponent does not seek inclusion of the proposed matter in the Company's proxy statement for the annual meeting to be held during calendar 2003, except in circumstances where (i) the Company receives notice of the proposed matter no later than February 25, 2003, and (ii) the proponent complies with the other requirements set forth in Rule 14a-4.

                                  OTHER MATTERS

            The Board of Directors does not intend to present at the Annual Meeting any matters other than those described herein and does not presently know of any matters that will be presented by other parties.


                                                  Cragar Industries, Inc.




                                                  Michael L. Hartzmark, Ph.D.
                                                  Chief Executive Officer



            April 13, 2002

                             CRAGAR INDUSTRIES, INC.

                       2002 ANNUAL MEETING OF SHAREHOLDERS

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints Michael L. Hartzmark and Michael R. Miller, or any of them acting in the absence of the other with full powers of substitution, the true and lawful attorneys and proxies for the undersigned and to vote, as designated on the reverse, all shares of common stock of CRAGAR INDUSTRIES, INC. (the "Company") that the undersigned is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held on Monday, May 13, 2002, at 11:30 a.m., Eastern Standard Time, at Embassy Suites Hotel, 3775 Park East Drive, Beachwood, Ohio 44122, and at any and all adjournments thereof, and to vote all shares of common stock which the undersigned would be entitled to vote, if then and there personally present, on the matters set forth on the reverse.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

                         PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE.

                         ANNUAL MEETING OF SHAREHOLDERS
                             CRAGAR INDUSTRIES, INC.

                                  MAY 13, 2002






                 PLEASE DETACH AND MAIL IN THE ENVELOPE PROVIDED


[x] PLEASE MARK
    YOUR VOTES
    AS IN THIS EXAMPLE.


                   FOR     WITHHELD
1. Election of     [_]       [_]           NOMINEES: Michael L. Hartzmark
   Directors:                                        Michael R. Miller
                                                     Mark Dworkin
FOR, except vote withheld from the following         Mark Schwartz
nominee(s):                                          Donald E. McIntyre

--------------------------------------------
The Board of Directors recommends a vote FOR the nominees.

                                               FOR      AGAINST      ABSTAIN
2. Amendment to 1996 Cragar Non-Employee       [_]        [_]          [_]
   Directors' Stock Option Plan.



                                                       Change of Address  [_]
                                                       Comments on left

                                      I plan to   [_]     I do not plan   [_]
                                      attend              to attend
                                      the meeting         the meeting

                      PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


Signature(s):________________________________________ Dated: _____________

Signature if held jointly: __________________________ Dated: _____________

Note: Please sign exactly as name appears hereon. Joint owners should each sign.
      When signing as attorney, executor, administrator, or guardian, please give full title as such.